===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      INTERNATIONAL ALUMINUM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                      INTERNATIONAL ALUMINUM CORPORATION
                            767 Monterey Pass Road
                        Monterey Park, California 91754

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               October 25, 2001

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of International Aluminum Corporation (the "Company") will be held at the corporate offices of the Company at 767 Monterey Pass Road, Monterey Park, California, on Thursday, October 25, 2001 at 2:00 p.m., Pacific time, for the following purposes:

    1. To elect seven directors for the ensuing year and until their successors are elected and qualified.

    2. To consider and act upon a proposal to approve the adoption of the Company's 2001 Stock Option Plan.

    3. To consider, if properly presented, and act upon a nonbinding shareholder proposal.

    4. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending June 30, 2002.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on September 5, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

  You are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, please promptly sign, date and mail the enclosed proxy in the accompanying envelope, which requires no postage. If you decide to attend the meeting and wish to vote your shares in person, you may revoke your proxy at that time. If you own your shares in "street name," you must obtain a proxy form from the institution in whose name your shares are held in order to vote in person at the meeting.

  Since a majority of the outstanding shares must be represented at the meeting in order to transact business, your promptness in returning the enclosed proxy will be appreciated. Shares represented by proxies received but marked as abstentions, and so-called broker non-votes, will be considered present at the meeting for purposes of determining the presence of a quorum.

                                          By Order of the Board of Directors


                                          /s/ David C. Treinen

                                          David C. Treinen
                                          President and Secretary

Monterey Park, California
September 19, 2001

                      INTERNATIONAL ALUMINUM CORPORATION
                            767 Monterey Pass Road
                        Monterey Park, California 91754

                               ----------------

                                PROXY STATEMENT

                               ----------------

To the Shareholders of International Aluminum Corporation:

  Your proxy, in the form enclosed, is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on October 25, 2001, and at any postponement or adjournment thereof, for the purposes described in the accompanying Notice of Annual Meeting and in this Proxy Statement.

  It is anticipated that this Proxy Statement, together with the accompanying proxy, will first be mailed on or about September 24, 2001 to the Company's shareholders.

Record Date and Outstanding Shares

  Shareholders of record at the close of business on September 5, 2001 are entitled to receive notice of, and to vote at, the meeting. There were 4,244,794 shares of common stock outstanding as of the record date.

Quorum and Voting

  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company is necessary to constitute a quorum for the transaction of business at the meeting.

  Shareholders are entitled to one vote for each share of common stock held on the record date on each matter to be presented for consideration and action by the shareholders, except that shareholders may cumulate their votes as to the election of directors. Cumulative voting means that each shareholder may cast a total number of votes equal to seven (i.e., the number of directors to be elected at the meeting) multiplied by the number of shares owned by the shareholder as of the record date. This total number of votes may be cast for one nominee, may be divided equally among the seven nominees or may be divided among two or more of the nominees in any manner the shareholder chooses. A shareholder is entitled to cumulate votes, however, only with respect to nominees whose names are placed in nomination prior to voting and only if the shareholder, prior to the voting, gives notice of his intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes.

  Except as to the election of directors, approval of the matters to be considered at the meeting will require the affirmative vote of a majority of the outstanding shares of common stock represented and voting at the meeting, provided that such shares constitute at least a majority of the required quorum for the meeting. As to the election of directors, nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected at the meeting.

Proxies

  Unless revoked, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxy holders in accordance with the instructions specified in the enclosed proxy card. If no instruction is specified on a proxy with respect to any proposal to be acted upon, the shares represented by the proxy will be voted "FOR":

  .  the election as directors of the seven nominees named herein;

  .  approval of the adoption of the Company's 2001 Stock Option Plan; and

  . ratification of the selection of PriceWaterhouseCoopers LLP as independent accountants for the Company; and

  "AGAINST":

  .  the nonbinding shareholder proposal.

  In the event that there should be cumulative voting in the election of directors, unless otherwise specifically instructed, the proxy holders intend to distribute the total number of votes represented by each proxy among the director nominees in such proportion as they see fit. Although the Company does not presently know of any other business to come before the meeting, if any other business should properly come before the meeting, the persons named in such proxies will vote thereon in accordance with their best judgment.

  A shareholder executing and returning a proxy may revoke it at any time before it has been voted by:

  .  giving written notice of revocation to the Secretary of the Company;

  .  appearing in person and voting at the meeting; or

  . submitting to the Secretary of the Company a duly executed proxy bearing a later date.

Abstentions and Broker Non-Votes

  Abstentions will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum for the transaction of business, and will have the same effect as a vote against each of Proposals 2, 3 and 4. If a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, which is called a broker non-vote, those shares also will be counted for purposes of determining the presence of a quorum and have the same effect as a vote against each of Proposals 2, 3 and 4. Abstentions and broken non-votes will not affect the outcome of the voting as to the election of directors.

                       PROPOSAL 1--ELECTION OF DIRECTORS

  The By-Laws of the Company provide for seven directors. Each of the nominees has indicated his willingness to serve as a director if elected at the meeting. If any nominee is unavailable to serve, however, the proxy holders will vote for a substitute nominee at their discretion. Proxies received cannot be voted for a greater number of persons than the number of nominees named below.

Information about Nominees

  The information below sets forth the names of all directors and nominees for director of the Company, all positions and offices held by each such person with the Company and a brief account of the principal business experience of each nominee. With the exception of Mr. Fogelman, each of the nominees is an incumbent director and was elected at the 2000 annual meeting of shareholders.

  Cornelius C. Vanderstar. Mr. Vanderstar has been Chairman of the Company's Board of Directors since its inception in 1963 as the successor to an aluminum fabrication business which he founded in 1957. He has been responsible for the formation of the overall policy of the Company and its subsidiaries and prior to October, 1972, also served as President of the Company.

  David C. Treinen. Mr. Treinen has been employed by the Company or its subsidiaries since 1964 and an officer of the Company since October 1969. He served as Senior Vice President--Finance/Administration for 27 years prior to being elected President of the Company in June 2000. Mr. Treinen continues to serve as Secretary of the Company, a position he has held since February 1973.

  John P. Cunningham. Mr. Cunningham, retired Vice Chairman of Board of Directors, was employed by the Company or its subsidiaries from 1959 through his retirement in June of 1999. He served as President of the Company from October of 1972 through November of 1998, prior to which he served as Vice President-- Operations.

  Joel F. McIntyre. Since August 1998, Mr. McIntyre has been engaged in the practice of business and corporation law with offices in Los Angeles County. From February 1993 through July 1998, Mr. McIntyre served as Managing Partner of McIntyre, Borges & Burns LLP and successor entities and from 1963 through 1993 he was an attorney with the law firm of Paul, Hastings, Janofsky and Walker. Mr. McIntyre currently serves on the Board of Directors of Hawker Pacific Aerospace, a publicly-held company. Mr. McIntyre, who is Chairman of the Board's Compensation Committee and a member of the Audit Committee, received a B.A. degree from Stanford University in 1960 and a J.D. degree from the University of California, Los Angeles in 1963.

  David M. Antonini. Since 1984, Mr. Antonini has been a principal of White, Nelson & Co., a certified public accounting and consulting firm located in Anaheim, California. He is a member of the Tax Division of the American Institute of Certified Public Accountants and a member of the California Society of Certified Public Accountants. Mr. Antonini is Chairman of the Board's Audit Committee and a member of the Compensation Committee. Mr. Antonini also holds an A.A. degree in Computer Science and a J. D. degree. He currently is Chairperson of White Nelson's International Tax Group and its Mergers, Acquisitions and Dispositions Group. Prior to becoming a principal with White Nelson, he served as a Tax Manager with PricewaterhouseCoopers LLP.

  Alexander L. Dean. Mr. Dean is President of David Brooks Company, a manufacturer and distributor of ceramic planters located in Costa Mesa, California, a position which he has held for the last 10 years. Prior to joining the David Brooks Company, he served eight years as President of Builders Incorporated, a firm specializing in real estate development and apartment and commercial building management. Mr. Dean is a member of the Board's Audit and Compensation Committees. He holds Masters degrees in Finance from Yale University and in Regional Planning from the University of North Carolina.

  Mitchell K. Fogelman. Mr. Fogelman joined the Company as Controller in 1982 and served in that capacity until June of 1995 at which time he was elevated to Vice President--Controller and Assistant Vice President--Finance. He became Senior Vice President--Finance in June of 2000 and continues to serve in that capacity. Prior to joining the Company he was employed by PricewaterhouseCoopers LLP as a Senior Audit Manager. He holds a Masters degree in Finance and Quantitative Analysis from the University of California, Los Angeles.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THEIR ELECTION UNLESS OTHERWISE INSTRUCTED.

Principal Security Holders

  To the best of the Company's knowledge, the following table sets forth, as of September 5, 2001, the names, addresses and share ownership of each person and entity, other than Cornelius C. Vanderstar (see "Security Ownership of Management"), believed to be the beneficial owner of more than 5% of the Company's outstanding common stock. Except as otherwise noted, each of the named shareholders is believed to have sole voting and dispositive powers with respect to the shares listed below.

                                                    Shares
               Name and Address                  Beneficially
             of Beneficial Owner                   Owned(1)                    Percent
             -------------------                 ------------                  -------
       First Pacific Advisors, Inc.                411,500(2)                    9.7%
       11400 West Olympic Blvd.
       Los Angeles, CA 90064

       Kenneth D. Peterson, Jr.                    355,000(3)                    8.4%
       16703 SE McGillivray Boulevard,
       Suite 210
       Vancouver, WA 98683

       Dimensional Fund Advisors, Inc.             228,400(4)                    5.4%
       1299 Ocean Avenue, 11th Floor
       Santa Monica, CA 90401

--------
(1) Based on information contained in the most recent Schedule 13D's and 13G's filed by such shareholders with the Securities and Exchange Commission.

(2) First Pacific Advisors, Inc. has no voting power with respect to 168,100 of the shares shown. It has shared voting power with respect to 243,400 shares and shared dispositive power with respect to all shares.

(3) Includes 313,200 shares as to which Mr. Peterson shares voting and dispositive power with Columbia Ventures Corporation, of which Mr. Peterson is the Chief Executive Officer, sole director and sole shareholder.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts, or "portfolios." In its roles as investment advisor and manager, Dimensional possesses both voting and investment power over the securities that are owned by the portfolios. All of the shares shown are owned by the portfolios, and Dimensional disclaims beneficial ownership of such shares.

Security Ownership of Management

  The following table lists, as of September 5, 2001, the names of all directors, nominees to serve as directors and executive officers of the Company, their ages, present positions, and the number and percentage of shares of common stock beneficially owned by each such person and by all directors, nominees to serve as directors and executive officers as a group. Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and dispositive power with respect to such shares. An asterix denotes beneficial ownership of less than 1%.

                                                                       Shares
                                                           Director Beneficially
           Names            Age    Present Position(s)      Since     Owned(1)     Percent (1)
           -----            ---    -------------------     -------- ------------   -----------
 Cornelius C. Vanderstar(2)  86 Chairman and Chief
                                Executive Officer            1963    1,720,700(3)     40.5%
 John P. Cunningham          69 Director                     1963      146,606(4)      3.5%
 David C. Treinen            62 President and Secretary;     1993       47,715(5)      1.1%
                                Director
 Joel F. McIntyre            62 Director                     1980           --           *
 David M. Antonini           48 Director                     2000           --           *
 Alexander L. Dean           56 Director                     2000          300           *
                                Senior Vice President--
 Ronald L. Rudy              60 Operations                              25,757(6)        *
 Mitchell K. Fogelman        50 Senior Vice President--
                                Finance; Director-
                                Nominee                                 20,500(7)
 All executive officers,
  directors and director-
  nominees as a group
  (8 persons)                                                        1,961,578(8)     45.9%

--------
(1) Shares which may be acquired by a person or group within 60 days of September 5, 2001, upon the exercise of stock options ("Stock Option Shares") are treated as outstanding for purposes of calculating the percentage ownership of such person or group, but are not treated as outstanding for purposes of calculating the percentage ownership of any other person.

(2) Mr. Vanderstar's mailing address is c/o of International Aluminum Corporation, P.O. Box 6, Monterey Park, California 91754.

(3) The shares shown are held of record by the Vanderstar Family Trust, Cornelius C. and Marguerite D. Vanderstar, Trustees. Marguerite D. Vanderstar is Mr. Vanderstar's wife, and, as a Trustee, also is deemed to beneficially own the shares shown.

(4) The shares shown are held by the Cunningham Family Trust, Patricia M. Cunningham, Trustee. Patricia M. Cunningham is the wife of Mr. Cunningham, and, as a Trustee, also is deemed to beneficially own the shares shown.

(5) Includes 37,715 shares held by the Treinen Family Trust, David C. and Susan M. Treinen, Trustees, and 10,000 Stock Option Shares. Susan M. Treinen is the wife of Mr. Treinen, and, as a Trustee, also is deemed to beneficially own the shares shown.

(6) Includes 10,000 Stock Option Shares.

(7) Includes 7,500 Stock Option Shares.

(8) Includes 27,500 Stock Option Shares.

Other Executive Officers

  The executive officer of the Company who is not a director or nominee for election as a director is:

            Name                Age                               Position
            ----                ---                               --------
       Ronald L. Rudy           60                    Senior Vice President--Operations

  Mr. Rudy, employed by the Company since 1972, has served as a Vice President of the Company since September 1983 and prior thereto served in various sales and management positions with the Company.

                            THE BOARD OF DIRECTORS

Meetings, Organizations and Remuneration

  The business affairs of the Company are managed by and under the direction of the Board of Directors, although the Board is not involved in day-to-day operations. The Board met five times during the fiscal year ended June 30, 2001. Directors, except those who are employees of the Company, are paid $4,500 per quarter for services as directors plus $500 for each meeting attended. Members of committees of the Board receive $500 for each committee meeting attended. Each incumbent nominee for Director attended at least 75% of the aggregate of all Board meetings and meetings of Committees on which he served during the fiscal year ended June 30, 2001.

Audit Committee

  The functions of the Audit Committee and its activities during fiscal 2001 are described below under the heading "Report of the Audit Committee." During the year, the Board examined the composition of the Audit Committee in light of the adoption by the New York Stock Exchange of new rules governing audit committees. Messrs. Antonini (Chairman), Dean and McIntyre served as Audit Committee members during fiscal 2001. Based upon its examination, the Board confirmed that each member of the Audit Committee is "independent" within the meaning of the New York Stock Exchange's rules.

Compensation Committee

  The function of the Compensation Committee is to make recommendations to the Board of Directors regarding remuneration arrangements for executive officers of the Company, including the granting of stock options pursuant to the Company's stock option plans. The Compensation Committee also reviews and makes recommendations with respect to participation of executive officers in the Company's Incentive Bonus Program. One meeting of the Committee was held during fiscal 2001. Messrs. McIntyre (Chairman), Antonini and Dean served as Compensation Committee members during fiscal 2001.

Board Nominations

  The Company's Board of Directors has no standing Nominating Committee. The Board in its entirety acts upon matters which would otherwise be the responsibility of such a committee.

Section 16 Reporting

  Under current securities laws, the Company's directors, executive officers and any persons holding more than 10% of the Company's common stock are required to report their initial ownership and any subsequent changes in that ownership to the Securities and Exchange Commission and to the New York Stock Exchange. Specific due dates for the required reports have been established and the Company is required to disclose in this proxy statement any failure to file by those dates. To the best of the Company's knowledge, all filing requirements for fiscal 2001 were timely satisfied.

  In making this disclosure, the Company has relied on a review of copies of forms furnished to the Company, discussions with those persons known to be subject to Section 16(a) reporting requirement and written representations that no other reports were required relating to fiscal 2001.

                         REPORT OF THE AUDIT COMMITTEE

  The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein:

  The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee is composed of three outside directors, each of whom is financially literate and able to understand fundamental financial statements. One of the Committee members has accounting-related financial management expertise. The Audit Committee met three times during fiscal 2001. The members of the Audit Committee are Messrs. Antonini (Chairman), Dean and McIntyre.

  In connection with the Company's consolidated financial statements for the fiscal year ended June 30, 2001, the Audit Committee has:

  . reviewed and discussed the audited financial statements with management and with representatives of PricewaterhouseCoopers LLP, the Company's independent accountants.

  . discussed with the Company's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

  . received from the Company's independent accountants information regarding their independence as required by Independence Board Standard No. 1 (Independent Discussions with Audit Committees); and

  .  discussed with the Company's independent accountants their independence.

  Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

                                          David M. Antonini, Chairman
                                          Alexander L. Dean
                                          Joel F. McIntyre

                                  AUDIT FEES

  The aggregate audit fees billed or to be billed to the Company for the fiscal year ended June 30, 2001 by PricewaterhouseCoopers LLP, its independent auditors, were $150,000. The Company paid no fees to its independent auditors during fiscal 2001 for financial information systems design and implementation or any other services.

                         COMPENSATION COMMITTEE REPORT

  The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein:

  The compensation of the Chief Executive Officer ("CEO") and the Company's other senior executives is determined by the Board of Directors after receiving the recommendation of the Compensation Committee (the "Committee") of the Board of Directors. The Committee, which also has oversight responsibility for the incentive compensation plans for all of the Company's executive employees, is a standing committee of the Board of Directors comprised entirely of independent directors. No member of the Committee is eligible to participate in any of the compensation plans or programs it administers.

Compensation Philosophy

  The Company's executive compensation philosophy, developed over the past decade, reflects the belief of the Board of Directors that the interests of executives should be closely aligned with those of the Company's stockholders. As a consequence, substantially all awards of incentive bonuses and grants of stock options are tied to the attainment of results that benefit the Company and its stockholders. The Company's compensation philosophy ensures that executives are motivated to improve the overall performance and profitability of the Company as well as the specific division or area of operations for which each individual executive is responsible.

Compensation Program

  The Committee regularly reviews currently available information regarding the executive compensation programs of other companies that are operating in one or more of the Company's markets, as well as a group of comparable manufacturing companies nationwide, to ensure that the Company's plans and practices are competitive and appropriate in light of the Company's performance and compensation philosophy. As discussed below, an executive officer's compensation package is comprised of three principal components: (1) base salary; (2) annual incentives; and (3) stock options.

  Base Salary. The Company sets executive base salaries at the lower end of the average range of salaries paid by United States manufacturing companies with annual revenues comparable to the Company's. The Company regularly reviews pay data available from third-party sources to determine if its base salary levels meet the Company's objectives. A number of factors are considered in establishing base salary levels for Company executive officers including the executive's recent performance, level of responsibility, years of service with the Company and overall competitiveness relative to comparable positions at other companies.

  The CEO's base salary for fiscal 2001 was $253,600, unchanged from the base salary set in July of 1998. The CEO's base salary and the other elements of his compensation are determined in accordance with the policies previously described herein which are applicable to all the senior executives of the Company.

  Annual Incentives. Certain key employees (including the executive officers) of the Company and its domestic subsidiaries may be granted annual cash bonuses under the Company's Managerial Incentive Bonus Plan ("Plan"). The Plan rewards improvements in the performance of the subsidiary or business segment to which a Plan participant is assigned. The annual incentive award opportunity for the CEO and the other named executives, in light of their Company-wide responsibilities, is dependent upon overall Company performance.

  Participants are eligible to receive annual cash bonuses of up to 10% of base salary if certain predetermined quantitative performance criteria are met or exceeded during a fiscal year. Performance achievements are compared against established improvement standards for: (1) change in pretax net income (decrease in pretax net loss), (2) change in pretax net income (pretax net loss) expressed as a percentage of sales revenues, (3) increase in sales revenues and (4) increase in sales per aggregate unit man/hours worked. In addition to established target performance standards for each award component, the Plan also identifies minimum levels of performance that must be achieved before a Plan participant becomes entitled to an award.

  Stock Options. Stock options are granted to encourage and facilitate executive stock ownership and to underscore the importance of enhancing shareholder value over the long term. Incentive stock options are granted at 100% (and, in some instances, 110%) of the fair market value of the underlying stock on the date of grant, thus rewarding optionees only for appreciation in the Company's common stock enjoyed by all Company stockholders. Nonstatutory stock options may be granted in certain circumstances at 80% or more of the fair market value of the underlying stock on the grant date. While all executives are eligible to receive stock options, participation in a grant, as well as the size and terms of the grants to participating executives, are contingent upon performance and overall level of compensation.

                                          Joel F. McIntyre, Chairman
                                          David M. Antonini
                                          Alexander L. Dean

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

  The Compensation Committee is comprised exclusively of directors who are not and have never been employees of the Company. No executive officer of the Company serves on the Compensation Committee or as a director of another company for which any member of the Compensation Committee serves as a director or executive officer.

                            EXECUTIVE COMPENSATION

  The following table sets forth, on an accrual basis, all cash and non-cash compensation earned by or awarded to the Company's Chief Executive Officer and its three other most highly compensated executive officers for all services rendered to the Company and its subsidiaries for the fiscal years indicated:

                          Summary Compensation Table

                                                   Annual
                                                Compensation
                                              -----------------  Other Annual
Name and Principal Position              Year  Salary  Bonus(1) Compensation(2)
---------------------------              ----  ------  -------- ---------------
Cornelius C. Vanderstar................. 2001 $253,600              $3,958
  Chairman of the Board                  2000  253,600               3,231
  and Chief Executive Officer            1999  253,600               3,995

David C. Treinen........................ 2001  238,000 $21,420       3,936
  President and Chief Operating Officer; 2000  221,900               3,212
   Secretary                             1999  210,000               3,972


Ronald L. Rudy.......................... 2001  218,000  19,520       3,900
  Senior Vice President-Operations       2000  211,350               3,181
                                         1999  200,000               3,934

Mitchell K. Fogelman(3)................. 2001  182,000  16,380       3,856
  Senior Vice President-Finance and      2000  161,340               3,142
  Administration

--------
(1) Represents amounts paid or payable under the Company's Managerial Incentive Bonus Plan.

(2) Represents contributions, on the same basis as all eligible employees, to the Company's Profit Sharing Plan, a defined contribution retirement plan.
(3)  Mr. Fogelman was not an executive officer prior to 2000.

Stock Options

  The following table summarizes the number of stock options held by the named executive officers at June 30, 2001, all of which were currently exercisable. No options were granted during fiscal 2001 and none of the options held by such executive officers at year-end were "in the money."

                                                             Number of Shares
                                                          Underlying Unexercised
                                                          Options Held at Fiscal
                                                                 Year-End
                                                          ----------------------
   Name                                                        Exercisable
   ----                                                   ----------------------
   David C. Treinen......................................         10,000
   Ronald L. Rudy........................................         10,000
   Mitchell K. Fogelman..................................          7,500

                            STOCK PERFORMANCE GRAPH

  The Stock Price Performance Graph below compares the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the S&P 500 Composite Index and the S&P Building Materials Index.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
 AMONG INTERNATIONAL ALUMINUM CORPORATION, S&P 500 AND S&P BUILDING MATERIALS

                       [PERFORMANCE GRAPH APPEARS HERE]


INTERNATIONAL ALUM CORP

                                                                      Cumulative Total Return
                                                      -------------------------------------------------------
                                                       6/96      6/97      6/98      6/99      6/00     6/01
INTERNATIONAL ALUMINUM CORPORATION                    100.00    109.09    132.40    122.57     81.66   106.19
S & P 500                                             100.00    134.70    175.33    215.22    230.83   196.59
S & P BUILDING MATERIALS                              100.00    128.71    160.23    150.16     81.43   103.68

Assumes $100.00 invested on June 30, 1996. Total return assumes reinvestment of dividends.

          PROPOSAL 2--APPROVAL OF ADOPTION OF 2001 STOCK OPTION PLAN

  The Board of Directors in 1991 adopted, subject to shareholder approval, the Company's 1991 Stock Option Plan (the "1991 Plan"), under which a total of 500,000 shares of common stock were reserved for issuance pursuant to stock options granted under the 1991 Plan. Adoption of the 1991 Plan was ratified and approved by vote of the Company's shareholders at the 1991 Annual Meeting of Shareholders. The 1991 Plan expired on August 15, 2001, as of which date the Company had issued 2,300 shares of common stock under the 1991 Plan and had outstanding options to purchase an additional 120,500 shares of common stock. Immediately prior to its expiration, therefore, there were 497,700 shares of common stock reserved for issuance under the 1991 Plan, including the 120,500 shares subject to outstanding stock options.

  The ability to grant stock options plays a role in the Company's efforts to attract and retain employees and to align the interests of employees with those of the shareholders through increased employee ownership of the Company. For this reason, and in anticipation of the expiration of the 1991 Plan, on May 11, 2001 the Board of Directors adopted the International Aluminum Corporation 2001 Stock Option Plan (the "2001 Plan" or the "Plan"), effective August 16, 2001. The purpose of the 2001 Plan is to enable the Company to continue to grant stock options as originally contemplated under the 1991 Plan. The 2001 Plan does not increase the number of shares that were available for issuance under the 1991 Plan at the time of its expiration or effect any other material change to the 1991 Plan, except as described below. The 2001 Plan has been updated to eliminate or amend out-of-date or obsolete references in the 1991 Plan.

  As did the 1991 Plan, the 2001 Plan provides for the grant of either so-called incentive stock options ("ISO's") or nonstatutory stock options ("NSO's") to officers, directors and other key employees of the Company and its subsidiaries, except that ISO's may not be granted to non-employee directors. No option may be granted under the 2001 Plan after ten years following the date the Plan was adopted.

  The following discussion of the 2001 Plan is qualified in its entirety by reference to the provisions of the 2001 Plan, a copy of which is set forth as Annex A to this Proxy Statement.

Shares Subject to the Plan

  There will be available for issuance pursuant to the exercise of options granted under the 2001 Plan a total of 377,200 shares of common stock of the Company (i.e., the same number of shares available under the 1991 Plan when it expired recently), plus up to 120,500 shares of common stock that are subject to currently outstanding options under the 1991 Plan to the extent such options subsequently expire or are cancelled, in whole or in part, without being exercised. Assuming that all of the options currently outstanding under the 1991 Plan were to expire or be cancelled in the future without being exercised, the maximum number of shares available for issuance under the 2001 Plan would be 497,700 shares.

  If there is a stock split, stock dividend or other change in the Company's capitalization during the term of the 2001 Plan, the aggregate number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price per share of such options will be appropriately and proportionately adjusted to reflect the same. If any outstanding option, or a portion thereof, expires or is terminated without having been exercised in full, the shares subject to the portion of such option not so exercised will become available for subsequent grant under the Plan.

Administration

  The 2001 Plan is administered by an Administrator consisting of either the Board of Directors or a Committee appointed by the Board. To date, no such Committee has been appointed. The Administrator has full power to interpret the Plan and to establish and amend rules for its administration. The Administrator is also authorized to determine who, from among the eligible class of persons, will be granted options and the terms of such options.

  The Board of Directors may at any time amend the 2001 Plan, although no amendment may increase the number of shares which may be issued under the Plan, change the classes of persons eligible to receive options or materially increase the benefits accruing to participants under the 2001 Plan, without shareholder approval. The Board of Directors may also amend the Plan from time to time, to the extent necessary or advisable, to enable participants who are officers or directors of the Company and who are subject to the duties established by Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to purchases and sales of equity securities of the Company, to obtain the benefits of exclusions or exemptions from
Section 16 and the rules and regulations promulgated thereunder.

Eligible Persons

  Participants in the 2001 Plan will be selected by the Administrator. The Board of Directors contemplates that options under the Plan will be granted to officers of the Company, non-employee directors and other key employees of the Company and its subsidiaries with managerial or supervisory responsibilities whom the Committee determines from time to time have made a significant contribution to the Company's past success or are in a position to contribute to its continued success. At present, an estimated 50 persons are eligible for selection to receive options pursuant to the Plan.

  All officers (including officers who are members of the Board of Directors), non-employee directors and other key employees of the Company or any of its subsidiaries are eligible to receive NSO's. Officers and other key employees are also eligible to receive ISO's; provided, however, an officer or key employee who beneficially owns more than 10% of the common stock of the Company may only be granted an ISO if the option price is at least 110% of the fair market value of the common stock at the date of grant and such option by its terms is not exercisable after the expiration of five years from the date of grant. The Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as a participant in the Plan for any period or periods of time.

Limitation on Individual Option Grants

  No eligible person may be granted options during any 12-month period covering more than 100,000 shares.

Option Price and Consideration for Shares Purchased

  The option price per share in the case of an ISO must be no less than the fair market value per share (as defined in the Plan) on the date of grant and, in the case of an option granted to an officer or employee who owns more than 10% of the Company's common stock, the option price per share must equal at least 110% of the fair market value on the date of grant. The price per share at which a NSO may be granted must be at least 80% of the fair market value per share on the date of grant.

  The purchase price is payable in full upon the exercise of an option. If the applicable option agreement so provides, or the Administrator in its sole discretion otherwise approves, the purchase price may be paid (i) by the surrender of previously acquired shares of the Company's common stock having a fair market value equal to the exercise price; or (ii) by a combination of cash and shares.

  As of September 10, 2001, "the Fair Market Value" (as defined in the 2001
Plan) per share of the Company's common stock was $26.15.

Term of Exercise and Expiration of Options

  Options become exercisable at such times and in such installments as the Administrator provides in the individual option agreements. However, the aggregate fair market value of the shares (determined as of the time the option is granted) with respect to which ISO's are exercisable for the first time by any optionee during any calendar year under the Plan and all other plans maintained by the Company will not exceed $100,000.

  Each option shall expire on the date established by the Administrator but may not expire later than ten years from the date of grant, provided, however, that the term of an ISO granted to an officer or key employee who owns beneficially more than 10% of the Company's common stock may not expire later than five years from the date of grant.

  With respect to options granted employees, to the extent that the right to exercise such option had accrued pursuant to the terms of the applicable agreement and had not been previously exercised, options will expire on the earliest of (i) 30 days after cessation of employment for reasons other than retirement, death or disability, (ii) 90 days after cessation of employment due to retirement, or (iii) 12 months after the cessation of employment due to death or disability.

Nontransferability of Options

  Options granted under the 2001 Plan are not transferable other than by will or the laws of descent and distribution.

Certain Corporate Transactions

  In the event of the sale of all, or substantially all, of the assets of the Company or a merger or consolidation in which the Company is not the surviving corporation, the 2001 Plan and each option under the Plan will terminate, but only after each optionee has been given the right to exercise any unexpired option or options in full or in part without regard to any installment or vesting provisions of any option agreement. Alternatively, the surviving or acquiring corporation may, at its sole and absolute discretion, tender to any optionee a substitute option or options to purchase shares of the surviving or acquiring corporation. Such substitute options will contain all terms and provisions required to substantially preserve the rights and benefits of all options then held by the optionee receiving such substitute option.

  In the event of a pending or threatened takeover bid, tender offer or exchange offer for 20% or more of the Company's outstanding stock or in the event that any person makes any filing under Section 13(d) or 14(d) of the Exchange Act with respect to the Company, other than a filing on Form 13G or Form 14D, the Board of Directors may in its sole discretion, without obtaining shareholder approval, take one or more of the following actions: (i) accelerate the exercise of any outstanding option or make the option fully vested and exercisable; (ii) pay cash to any or all holders of options in exchange for the cancellation of their outstanding options; or (iii) make any other adjustments or amendments to the Plan and outstanding options and substitute new options for such outstanding options.

Federal Income Tax Consequences

  Set forth below is a general summary of the Federal income tax consequences associated with the 2001 Plan.

  Nonstatutory Stock Options. For Federal income tax purposes, the recipient of an NSO will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of an NSO, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess, if any, of the fair market value of the stock at the date of exercise over the option exercise price. An optionee's basis for the stock for purposes of determining his gain or loss on subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise. However, if the shares received by the optionee are subject to Section 16(b) of the Exchange Act, see the discussion below under "Section 16(b) Deferral."

  The Company generally will be required to withhold or collect Federal income tax at the appropriate rate upon the income recognized as a result of the exercise of a NSO.

  Incentive Stock Options. An employee generally recognizes no income when an ISO is granted to him or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price is subject to the alternative minimum tax under Section 55 of the Internal Revenue Code of 1986, as amended (the "Code"). Upon a disposition of shares acquired pursuant to an ISO, the optionee will recognize long-term capital gain and the Company will not be entitled to a deduction so long as such disposition does not occur (i) within two years after the grant of the option or (ii) within one year after the exercise of the option. If the applicable periods are not satisfied, the optionee may recognize ordinary income depending on the value of the stock on the date of sale or other disposition and the Company will be entitled to a deduction to the extent of any ordinary income so recognized.

  Section 16(b) Deferral. Section 83 of the Code is applicable to any property, including stock, received by a person in connection with the performance of services. Unless an election is made as described below,
Section 83 provides for the deferral of taxation for up to six months so long as such person's rights in the property are subject to a "substantial risk of forfeiture" and are not "transferable" (as those terms are defined in Section
83). For this purpose, so long as the gain on sale of stock received upon exercise of an option could subject a person to suit under Section 16(b) of the Exchange Act (a "Covered Person"), any stock held by a Covered Person is treated as subject to Section 83. It is possible that the Section 16(b) deferral will apply to shares acquired pursuant to an NSO if the Covered Person has sold common stock within the six-month period prior to exercise, although the Internal Revenue Service (the "IRS") may take the position that the Section 16(b) deferral does not apply in such circumstances.

  Deferral under Section 83 can be avoided if the Covered Person makes an election within 30 days of the exercise to include the excess of the fair market value of the stock, as of the date of exercise, over the option price, if any, in income in the year of exercise. Such an election, if made, is irrevocable, except with the consent of the IRS.

  If no such timely election is made, the effects on any Covered Person of the deferral under Section 83 would include the following:

  . For purposes of determining the amount of compensation income recognized by the optionee, the stock will be valued, not at the time of exercise, but at the end of the deferral period. The result will be that any additional appreciation in value during the deferral period will be treated as compensation income.

  . The beginning of the optionee's holding period for capital gain purposes will be deferred until the end of the deferral period.

Registration under Securities Act of 1933

  The issuance of the shares of common stock issuable under the 2001 Plan will be registered under the Securities Act of 1933 by a means of a Form S-8 Registration Statement to be filed with the Securities and Exchange Commission under that Act.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF ADOPTION OF THE 2001 STOCK OPTION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" APPROVAL OF THE PROPOSAL UNLESS OTHERWISE INSTRUCTED.

                  PROPOSAL 3--NONBINDING SHAREHOLDER PROPOSAL

  The Company has been notified that Mr. William Steiner intends to present a proposal entitled "Maximize Value Resolution" for consideration at the meeting. The proposal is advisory in nature, and will not be binding on the Board of Directors, even if approved at the meeting. The proposal and Mr. Steiner's supporting statement, for which the Company and the Board of Directors accept no responsibility, are set forth below. The Company will furnish shareholders the proponent's address and the number of shares of common stock held by him upon request to the Secretary of the Company.

"Proposal

                           MAXIMIZE VALUE RESOLUTION

  Resolved that the shareholders of International Aluminum Corporation urge the International Aluminum Corporation Board of Directors to arrange for the prompt sale of International Aluminum Corporation to the highest bidder.

  The purpose of the Maximize Value Resolution is to give all International Aluminum Corporation shareholders the opportunity to send a message to the International Aluminum Corporation Board that they support the prompt sale of International Aluminum Corporation to the highest bidder. A strong and/or majority vote by the shareholders would indicate to the board the displeasure felt by the shareholders of the shareholder returns over many years and the drastic action that should be taken. Even if it is approved by the majority of the International Aluminum Corporation shares represented and entitled to vote at the annual meeting, the Maximize Value Resolution will not be binding on the International Aluminum Corporation Board. The proponent however believes that if this resolution receives substantial support from the shareholders, the board may choose to carry out the request set forth in the resolution."

"Supporting Statement

  The prompt auction of International Aluminum Corporation should be accomplished by any appropriate process the board chooses including a sale to the highest bidder whether in cash, stock, or a combination of both. It is expected that the board will uphold its fiduciary duties to the utmost during the process.

  The proponent further believes that if the resolution is adopted, the management and the board will interpret such adoption as a message from the company's stockholders that it is no longer acceptable for the board to continue with its current management plan and strategies.

                I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION."

                 STATEMENT IN RESPONSE TO SHAREHOLDER PROPOSAL

  On July 27, 2001, in response to receipt of the nonbinding shareholder proposal described above, management of the Company advised the proponent that it would recommend a vote against the proposal. Management further advised the proponent that the Board of Directors is well aware of its responsibilities to all shareholders and has acted, and will continue to act, with those responsibilities in mind.

  The Board of Directors is concerned that the adoption of the shareholder proposal would be detrimental to the interests of the Company and its shareholders. Although the shareholder proposal does not require the Board to take any action, the Board believes that its adoption would engender uncertainty regarding the Company's future in the minds of employees, customers, suppliers and business partners of the Company and may damage these relationships. The Board of Directors also believes that passage of the shareholder proposal could be misinterpreted by potential investors and acquirers to mean that the Company is available for purchase at any price and is willing to accept the highest purchase offer, even if only one offer is made or an inadequate offer is made.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" APPROVAL OF THE NONBINDING SHAREHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "AGAINST" APPROVAL OF THE PROPOSAL UNLESS OTHERWISE INSTRUCTED.

              PROPOSAL 4--RATIFICATION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors of the Company, in accordance with the recommendation of its Audit Committee, none of whom is an officer of the Company, has selected PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending June 30, 2002 and further directed that such selection be submitted for ratification by the shareholders at the annual meeting. PricewaterhouseCoopers LLP, a nationally known firm of independent accountants, has audited the Company's financial statements for over 20 years. Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and will be available to make a statement if they so desire and to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL 2002. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" RATIFICATION OF THEIR SELECTION UNLESS OTHERWISE INSTRUCTED.

                          ANNUAL REPORT ON FORM 10-K

  The Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended June 30, 2001 is available without charge to shareholders upon written request. Requests should be addressed to Mr. Mitchell K. Fogelman, Senior Vice President--Finance, International Aluminum Corporation, P. O. Box 6, Monterey Park, California 91754.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  Any shareholder who intends to present a proposal at the Company's 2002 Annual Meeting of Shareholders is advised that in order for such proposal to be included in the Board of Directors' proxy material for such meeting, the proposal must be directed to the Secretary of the Company at its principal executive offices such that it is received no later than May 26, 2002, and the proposal must meet certain eligibility requirements of the Securities and Exchange Commission. The Company's management proxies may exercise their discretionary voting authority, without any discussion of the proposal in the Company's proxy materials, with respect to any proposal which is received by the Company after August 15, 2002.

                                 OTHER MATTERS

  The Company's Annual Report to Shareholders, including financial statements, for the year ended June 30, 2001, accompanies this Proxy Statement.

  The management of the Company does not know of any matter to be acted upon at the meeting other than the matters above described. If any other matter properly comes before the meeting, however, the proxy holders of the proxies will vote thereon in accordance with their best judgment.

  The cost of soliciting proxies will be borne by the Company. The proxy soliciting material, in addition to being mailed directly to shareholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of stock, and the Company expects to reimburse such parties for their reasonable charges and expenses in connection therewith.

  Although it is contemplated that proxies will be solicited principally through the use of the mail, the solicitation of proxies may be made by means of personal calls upon, or telephonic or other communications with, shareholders or their personal representatives by directors, officers and employees of the Company, who will not be specially compensated for such services.

                                          By Order of the Board of Directors

                                          /s/ David C. Treinen
                                              David C. Treinen
                                          President and Secretary

September 19, 2001

                                    ANNEX A

                      INTERNATIONAL ALUMINUM CORPORATION
                            2001 STOCK OPTION PLAN

  1. PURPOSE

  The Plan is intended to provide incentives to key employees and directors of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries or such key directors to remain in the service of the Corporation and its Subsidiaries, and to attract new employees and directors with outstanding qualifications.

  2. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the capitalized terms used herein shall have the following meanings:

     (a) "Act" shall mean the Securities Act of 1933, as amended.

     (b) "Administrator" shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

     (c) "Board" shall mean the Board of Directors of the Corporation.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

     (f) "Common Stock" shall mean the $1.00 par value Common Stock of the Corporation and any class of shares into which such Common Stock hereafter may be converted or reclassified.

     (g) "Corporation" shall mean INTERNATIONAL ALUMINUM CORPORATION, a California corporation.

     (h) "Disability" shall mean a medically determinable physical or mental impairment which has made an individual incapable of engaging in any substantial gainful activity. A condition shall be considered a Disability only if (i) it can be expected to result in death or has lasted or it can be expected to last for a continuous period of not less than twelve (12) months, and (ii) the Administrator, based upon medical evidence, has expressly determined that Disability exists.

     (i) "Employee" shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

     (l) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

       (i) If the Shares are traded on an exchange or over-the-counter on the National Market System (the "NMS") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), (A) if listed on an exchange, the closing price as reported for composite transactions on the business day immediately prior to the date of valuation or, if no sale occurred on that date, then the mean between the closing bid and asked prices on such exchange on such date, and (B) if traded on the NMS, the last sales price on the business day immediately prior to the date of valuation or, if no sale occurred on such date, then the mean between the highest bid and the lowest asked prices as of the close of business on the business day immediately prior to the date of valuation, as reported in the NASDAQ system;

       (ii) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the mean between the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the business day immediately prior to the date of valuation or, if on such day such security is not quoted in the NASDAQ system, the mean between the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

       (iii) If neither clause (i) nor (ii) above applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

     (m) "Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

     (n) "Nonstatutory Stock Option" shall mean an option not described in
  Section 422(b) of the Code.

     (o) "Option" shall mean any stock option granted pursuant to the Plan. An Option shall be granted on the date the Administrator takes the necessary action to approve the grant. However, if the minutes or appropriate resolutions of the Administrator provide that an option is to be granted as of a date in the future, the date of grant shall be that future date.

     (p) "Option Agreement" shall mean a written stock option agreement evidencing a particular Option.

     (q) "Optionee" shall mean a Participant who has received an Option.

     (r) "Participant" shall have the meaning assigned to it in Section 5(a) hereof.

     (s) "Plan" shall mean this INTERNATIONAL ALUMINUM CORPORATION 2001 Stock Option Plan, as it may be amended from time to time.

     (t) "Predecessor Plan" shall mean the INTERNATIONAL ALUMINUM CORPORATION 1991 Stock Option Plan, as amended.

     (u) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

     (v) "Retirement" shall mean the voluntary cessation of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than ten (10) years of service with the Corporation or a Subsidiary.

     (w) "Share" shall mean one share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

     (x) "Subsidiary" shall mean any subsidiary corporation of the Corporation as defined in Section 424(f) of the Code.

  3. EFFECTIVE DATE

  The Plan was adopted by the Board effective August 16, 2001 subject to the approval of the Corporation's stockholders pursuant to Section 15 hereof.

  4. ADMINISTRATION

  The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by a Committee which shall be appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall. be filed by the Board. The Committee shall be composed of disinterested directors, i.e., directors who have not, during the one year prior to service as an administrator of the Plan, been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates, other than a plan which would not negate such director's status as "disinterested" pursuant to Rule 16b-3 promulgated under the Exchange Act. There shall be at least two directors serving on the Committee at any time. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

  The Administrator shall from time to time at its discretion select the Employees and directors who are to be granted Options, determine the number of Shares to be subject to Options to be granted to each Optionee and designate such Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director. A Committee or Board member shall in no event participate in any determination relating to Options held by or to be granted to such Committee or Board member. The interpretation and construction by the Administrator of any provision of the Plan or of any option or Option Agreement shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

  5. PARTICIPATION

      (a) Eligibility

  The Optionees shall be such persons (collectively, "Participants"; individually a "Participant") as the Administrator may select from among the following classes of persons, subject to the terms and conditions of Section 5(b) below:

       (i) Employees (who may be officers, whether or not they are directors); and

       (ii) Directors of the Corporation or of a Subsidiary.

  Notwithstanding provisions of the first paragraph of this Section 5(a), the Administrator may at any time or from time to time designate one or more directors as being ineligible for selection as Participants in the Plan for any period or periods of time.

     (b) Ten-Percent Stockholders

  A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

      (c) Stock Ownership

  For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option shall not be counted.

      (d) "Outstanding stock"

  For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

  6. STOCK

  The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed the sum of (i) 377,200 Shares plus (ii) up to 120,500 additional Shares reserved for issuance under the Predecessor Plan pursuant to "Options" (as defined therein) outstanding under the Predecessor Plan as of the effective date referred to in Section 3 to the extent that such "Options" expire or are terminated, in whole or in part, without being exercised. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to an Option. No eligible person shall be granted Options during any twelve-month period covering more than 100,000 Shares. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified in that Section.

  7. TERMS AND CONDITIONS OF OPTIONS

  (a) Stock Option Agreements

  Each Option shall be evidenced by an Option Agreement in such form as the Administrator shall from time to time determine. Such Option Agreements need not be identical but shall comply with and be subject to the terms and conditions set forth in this Section 7.

  (b) Nature of Option

  Each Option shall state whether it is an Incentive Stock Option or a Nonstatutory Stock Option.

  (c) Number of Shares

  Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of
Section 10 hereof.

  (d) Exercise Price

  Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than eighty percent (80%) of the Fair Market Value on the date of grant.

  (e) Medium and Time of Payment

  The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, so long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.

  If the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee must make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements before the Optionee shall be permitted to exercise the Option.

  (f) Term and Non-Transferability of Options

  Each Option shall state the time or times when all or part thereof becomes exercisable. No Option, including Incentive Stock Options, shall be exercisable after the expiration of ten (10) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution. Any other attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of any Option or right thereunder, shall be null and void and, at the Corporation's option shall cause all of the Optionee's rights under the Option to terminate.

  (g) Cessation of Employment (Except by Death, Disability or Retirement)

  If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions referred to in Section 7(f:) above, to exercise the Option at any time within thirty (30) days after cessation of employment, but except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. An Option Agreement may, in the sole discretion of the Administrator, but need not, provide that the Option shall cease to be exercisable on the date of such cessation if such cessation arises by reason of such Employee's misconduct. An Employee shall be considered to have been terminated for misconduct if he or she resigns, is discharged or otherwise termination on account of conviction of a felony or any crime of moral turpitude, misappropriation of the assets of the Corporation or any Subsidiaries or any affiliate, continued or repeated insobriety or illegal drug use, continued or repeated absence from service during the usual working hours of the employee's position for reasons other than Disability or sickness, or refusal to carry out a reasonable direction of the Board or of the chief executive officer of the Corporation or of any other person designated by such chief executive officer.

  For purposes of this Section 7(g) the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the thirtieth (30th) day after the Optionee ceased active employment, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

  (h) Death of Optionee

  If an Optionee dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in
Section 7(f) above, at any time within twelve (12) months after the Optionee's death by the executor or administrator of his or her estate of by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but, except as otherwise provided in the applicable Option Agreement, only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

  (i) Disability of Optionee

  If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions referred to in
Section 7(f) above, to exercise the Option at any time within twelve (12) months after such cessation of employment, but, except as provided in the applicable option Agreement, only to the extent that, at the date of such cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

  (j) Retirement of Optionee

  If an Optionee ceases to be an Employee by reason of Retirement (and not on account of misconduct as determined in Section 7(g)), such Optionee shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within :ninety (90) days after cessation of employment, but only to the extent that, at the date of cessation of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

  (k) Rights as a Stockholder

  No one shall have rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

  (l) Modification, Extension and Renewal of Options

  Within the limitations of the Plan, the Administrator may modify an Option, accelerate the rate at which an Option may be exercised (including, without limitation, permitting an Option to be exercised in full without regard to the installment or vesting provisions of the applicable Option Agreement or whether the Option is at the time exercisable, to the extent it has not previously been exercised), extent or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

  (m) Notice of Sale

  Until the later of the second anniversary of the grant of any Incentive Stock Option and the first anniversary of the issuance of any Stock ("incentive stock") pursuant to the exercise of an Incentive Stock Option, the stock transfer records of the Corporation (whether maintained by it or by an transfer agent of the Common Stock) shall reflect that any certificates issued or to be issued representing incentive stock in connection with such exercise must be registered in the name of the beneficial holder (and not in any "street name") until transferred to a third party, and that the transfer agent shall notify the Corporation in a case of any requested transfer of such incentive stock during that period. In addition, the certificate or certificates registered in the name of the beneficial holder representing the incentive stock issued upon such exercise will bear the following legend during such period:

  "Solely to assist the issuer of the shares represented by this certificate, until the later of the second anniversary of the date of grant of the Option under which the certificate was originally issued or one year from the date of original issuance of the shares represented by the certificate, the Transfer Agent will notify the issuer of the shares represented hereby of any requested transfer by the original registered holder."

  (n) Other Provisions

  An Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Administrator shall deem advisable.

  (o) Substitution of Options

  Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Corporation acquires (whether by purchase, merger or otherwise) all or substantially all of the outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Administrator may, in accordance with the provisions of that Section, substitute options under the Plan for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

  8. LIMITATION OF ANNUAL AWARDS

  The aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, shall not exceed $100,000.

  9. TERM OF PLAN

  Subject to the limitations in Section 6, Options may be granted pursuant to the Plan until the date ten years after the effective date referred to in
Section 3.

  10. EFFECT OF CERTAIN EVENTS

  (a) Stock Splits and Dividends

  Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consolidation by the Corporation.

  (b) Merger, Sale of Assets, Liquidation

  Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Option shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Option would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, this Plan and each Option shall terminate, but only after each Optionee (or the successor in interest) has been given the right to exercise any unexpired Option or Options in full or in part without regard to the installment or vesting provisions of any Option Agreement. This right shall be exercisable for the period of twenty
(20) days ending five (5) days before the effective date of the sale, merger, or consolidation (or such longer period as the Administrator may specify). Alternatively, in its sole and absolute discretion, the surviving or acquiring corporation (or the parent company of the surviving or acquiring corporation) may tender to any Optionee (or successor in interest) a substitute option or options to purchase shares f the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation). The substitute option shall contain all terms and provisions required substantially to preserve the rights and benefits of all Options then held by the Optionee (or successor in interest) receiving the substitute option. Any other dissolution or liquidation of the Company shall cause each Option to terminate.

  At the discretion of the Administrator, an Option exercised in contemplation of the consummation of the sale of all or substantially all of the assets of the Corporation or a merger (other than a merger of the type described in the first sentence of the immediately preceding paragraph) or consolidation of the Corporation with another corporation, may be conditioned upon such sale, merger or consolidation becoming effective.

  (c) Adjustment Determination

  To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

  (d) Limitation on Rights

  Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

  (e) Change in Control

  In the event of a pending or threatened takeover bid, tender offer or exchange offer for twenty percent (200) or more of the outstanding Common Stock or any other class of stock or securities of the Company (other than a tender offer or exchange offer made by the Company or any Subsidiary), whether or not deemed a tender offer under applicable Federal or state law, or in the event that any person makes any filing under Section 13(d) or

14(d) of the Exchange Act with respect to the Company, other than a filing on Form 13G or Form 13D, the Board may in its sole discretion, without obtaining stockholder approval, take on or more of the following actions to the extend not inconsistent with other provisions of the Plan:

      (a) Accelerate the exercise dates of any outstanding Option, or make the Option fully vested and exercisable;

      (b) Pay cash to any or all holders of Options in exchange for the cancellation of their outstanding Options; or

      (c) Make any other adjustments or amendments to the Plan and outstanding Options and substitute new Options for outstanding Options.

  11. SECURITIES LAW REQUIREMENTS

  (a) Legality of Issuance

  No Shares shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

      (i) it and the Optionee have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

      (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

      (iii) any other applicable provision of state or Federal law has been satisfied.

  (b) Restrictions on Transfer; Representations of Optionee; Legends

  Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable Law:

  "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OR PLEDGE OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER OR PLEDGE TO COMPLY WITH THE ACT."

  Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

  (c) Registration or Qualification of Securities.

  The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

  (d) Exchange of Certificates

  If, in the opinion of the Corporation and its counsel, any legend place don a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

  12. AMENDMENT OF THE PLAN

  The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

    (a) Materially increase the benefits accruing to Participants under the Plan;

    (b) Increase the number of Shares which may be issued under the Plan;

    (c) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

    (d) Amend this Section 12 to defeat its purpose

  13. EXCHANGE ACT

  If the Common Stock is registered under the Exchange Act, the Plan shall be amended by the Board from time to time to the extent necessary or advisable, in the judgment of the Board after having consulted with Corporation's counsel, to enable Participants who are officers or directors of the Corporation and who are generally subject to the duties established by Section 16(a) or 16(b) of the Exchange Act ("Section 16 Requirements") with respect to purchases and sales of equity securities of the Corporation, to obtain the benefits of such exclusions or exemptions from the Section 16 Requirements as may be established by the Securities and Exchange Commission from time to time by rule, regulation, administrative order or interpretation (whether such interpretation is made by such Commission or staff) with respect to (i) the receipt of Options, (ii) the exercise, modification, extension, cancellation, exchange, termination or expiration of Options (iii) the purchase of Common Stock upon the exercise of Options, and (iv) the sale of Common Stock received upon the exercise of Options. Anything-in the Plan to the contrary notwithstanding, such amendments may be made without approval of the Corporation's stockholders unless and to the extent that, in the judgment of the Board after consulting with the Corporation's counsel, stockholder approval of such an amendment is a prerequisite to effectuating a desired exclusion or exemption from the Section 16 Requirements.

  14. APPLICATION OF FUNDS

  The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

  15. APPROVAL OF SHAREHOLDERS

  The Plan shall be subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present no later than May 11, 2002. Prior to such approval,

Options may be granted but shall not be exercisable. Any amendment described in Section 12 shall also be subject to approval by the Corporation's stockholders.

  16. EXECUTION

  To record the adoption of the Plan by the Board on May 11, 2001 the Corporation has caused an authorized officer to affix the Corporate name hereto.

                                          INTERNATIONAL ALUMINUM CORPORATION

                                                  /s/ David C. Treinen
                                          By: _________________________________
                                             President

P R O X Y              INTERNATIONAL ALUMINUM CORPORATION
                             767 Monterey Pass Road
                            Monterey Park, CA 91754
          This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned hereby revokes all previous proxies and constitutes and appoints Cornelius C. Vanderstar and David C. Treinen, and each or either of them, as proxies of the undersigned, each with the power to appoint his substitute, to represent and to vote as designated below, all the shares of common stock of International Aluminum Corporation held of record by the undersigned on September 5, 2001 at the Annual Meeting of Shareholders to be held on October 25, 2001 and at any postponement or adjournment thereof.

1.  ELECTION OF DIRECTORS:
[_]  FOR all nominees listed below       [_]  WITHHOLD AUTHORITY to
     (except as marked                        vote for all nominees
     to the contrary below)                   listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below).

 [_] C. Vanderstar  [_] D. Treinen  [_] J. Cunningham  [_] J. McIntyre
                 [_] M. Fogelman  [_] D. Antonini  [_] A. Dean

2.  APPROVAL OF ADOPTION OF 2001 STOCK OPTION PLAN:
                        [_] FOR    [_] AGAINST     [_] ABSTAIN

3.  NONBINDING SHAREHOLDER PROPOSAL:
                        [_] FOR    [_] AGAINST     [_] ABSTAIN


4. PROPOSAL TO RATIFY SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE CORPORATION:
                        [_] FOR    [_] AGAINST     [_] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 4 AND "AGAINST" PROPOSAL 3.

                                                 Dated:                 , 2001

                                                 ______________________________
                                                           Signature

                                                 ______________________________
                                                  Signature (if held jointly)

                                                 Please sign exactly as name
                                                 appears below. When shares
                                                 are held by joint tenants,
                                                 both should sign. When
                                                 signing as attorney, as
                                                 executor, administrator,
                                                 trustee or guardian, please
                                                 give full title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 President or other authorized
                                                 officer. If a partnership,
                                                 please sign in partnership
                                                 name by authorized person.

                                                  PLEASE MARK, SIGN, DATE AND
                                                     RETURN THE PROXY CARD
                                                  PROMPTLY USING THE ENCLOSED
                                                           ENVELOPE.